Investment Income	12 Months Ended
Jun. 30, 2018
Analysis of income and expense [abstract]
Investment Income
INVESTMENT INCOME

ACCOUNTING POLICY
Interest income is recognised on the effective interest method, taking into account the principal outstanding and the effective rate over the period to maturity, when it is determined that such income will accrue to the group. Dividend income is recognised when the shareholder's right to receive payment is established. This is recognised at the last date of registration.
Cash flows from interest and dividends received are classified under operating activities in the cash flow statement.

10	INVESTMENT INCOME continued

	US dollar
Figures in million	2018	2017	2016

Interest income	21	20	16

Loans and receivables	—	1	2
Held-to-maturity investments	12	11	9
Cash and cash equivalents	9	8	5

Net gain on financial instruments[1]	6	—	1

Total investment income	27	20	17

[1] Relates to the environmental trust funds and the social trust fund. Refer to note 18.